Exhibit (h)(3)
Schedule A
to
Sub-Administration and Sub-Accounting Agreement dated April 1, 2003

DATED AS OF August 11, 2014

CASH ACCOUNT TRUST, and its series:
Government & Agency Securities Portfolio
Tax-Exempt Portfolio

CASH MANAGEMENT PORTFOLIO

CASH RESERVE FUND, INC., and its series:
Prime Series

DEUTSCHE EQUITY 500 INDEX PORTFOLIO

DEUTSCHE GLOBAL HIGH INCOME FUND, INC.

DEUTSCHE GLOBAL/INTERNATIONAL
FUND, INC., and its series:
Deutsche Enhanced Emerging Markets Fixed Income Fund
Deutsche Enhanced Global Bond Fund
Deutsche Global Growth Fund
Deutsche Global Infrastructure Fund
Deutsche Global Small Cap Fund

DEUTSCHE HIGH INCOME OPPORTUNITIES
FUND, INC.

DEUTSCHE HIGH INCOME TRUST

DEUTSCHE INCOME TRUST, and its series:
Deutsche Core Fixed Income Fund
Deutsche Global High Income Fund
Deutsche Global Inflation Fund
Deutsche GNMA Fund
Deutsche High Income Fund
Deutsche Short Duration Fund
Deutsche Strategic Government Securities Fund
Deutsche Ultra-Short Duration Fund
Deutsche Unconstrained Income Fund

DEUTSCHE INSTITUTIONAL FUNDS, and its series:
Deutsche EAFE Equity Index Fund
Deutsche Equity 500 Index Fund
Deutsche S&P 500 Index Fund
Deutsche U.S. Bond Index Fund

DEUTSCHE INTERNATIONAL FUND, INC.,
and its series:
Deutsche Emerging Markets Equity Fund
Deutsche Global Equity Fund
Deutsche International Fund
Deutsche International Value Fund
Deutsche Latin America Equity Fund
Deutsche World Dividend Fund

DEUTSCHE INVESTMENT TRUST, and its series:
Deutsche Capital Growth Fund
Deutsche Core Equity Fund
Deutsche Large Cap Focus Growth Fund
Deutsche Mid Cap Growth Fund
Deutsche Small Cap Core Fund
Deutsche Small Cap Growth Fund

DEUTSCHE INVESTMENTS VIT FUND, and its series:
Deutsche Equity 500 Index VIP
Deutsche Small Cap Index VIP

DEUTSCHE MARKET TRUST, and its series
Deutsche Alternative Asset Allocation Fund
Deutsche Diversified Market Neutral Fund
Deutsche Global Income Builder Fund
Deutsche Select Alternative Allocation Fund
Deutsche Strategic Equity Long/Short Fund

DEUTSCHE MONEY FUNDS, and its series:
Deutsche Money Market Prime Series
DWS MONEY MARKET TRUST, and its series:
Cash Management Fund
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
Deutsche Money Market Series
NY Tax Free Money Fund
Tax Free Money Fund Investment

DEUTSCHE MULTI-MARKET INCOME
TRUST

DEUTSCHE MUNICIPAL INCOME TRUST

DEUTSCHE MUNICIPAL TRUST, and its series:
Deutsche Managed Municipal Bond Fund
Deutsche Short-Term Municipal Bond Fund
Deutsche Strategic High Yield Tax-Free Fund

DEUTSCHE PORTFOLIO TRUST, and its series:
Deutsche Core Plus Income Fund
Deutsche Floating Rate Fund

DEUTSCHE SECURITIES TRUST, and its series:
Deutsche Communications Fund
Deutsche CROCI Sector Opportunities Fund
Deutsche Enhanced Commodity Strategy Fund
Deutsche Global Real Estate Securities Fund
Deutsche Gold & Precious Metals Fund
Deutsche Health and Wellness Fund
Deutsche Real Estate Securities Fund
Deutsche Real Estate Securities Income Fund
Deutsche Science and Technology Fund

DEUTSCHE STATE TAX-FREE INCOME
SERIES, and its series:
Deutsche California Tax-Free Income Fund
Deutsche Massachusetts Tax-Free Fund
Deutsche New York Tax-Free Income Fund

DEUTSCHE STRATEGIC INCOME TRUST

DEUTSCHE STRATEGIC MUNICIPAL
INCOME TRUST

DEUTSCHE TARGET DATE SERIES, and its series:
Deutsche LifeCompass 2015 Fund
Deutsche LifeCompass 2020 Fund
Deutsche LifeCompass 2030 Fund
Deutsche LifeCompass 2040 Fund
Deutsche LifeCompass Retirement Fund

DEUTSCHE TARGET FUND, and its series:
Deutsche Target 2014 Fund

Deutsche TAX FREE TRUST, and its series
Deutsche Intermediate Tax/AMT Free Fund

DEUTSCHE VALUE SERIES, INC. and its series:
Deutsche Equity Dividend Fund
Deutsche Large Cap Value Fund
Deutsche Mid Cap Value Fund
Deutsche Small Cap Value Fund

DEUTSCHE VARIABLE SERIES I, and its series
Deutsche Bond VIP
Deutsche Capital Growth VIP
Deutsche Core Equity VIP
Deutsche Global Small Cap VIP
Deutsche International VIP

DEUTSCHE VARIABLE SERIES II, and its series:
Deutsche Alternative Asset Allocation VIP
Deutsche Global Equity VIP
Deutsche Global Growth VIP
Deutsche Global Income Builder VIP
Deutsche Government & Agency Securities VIP
Deutsche High Income VIP
Deutsche Large Cap Value VIP
Deutsche Money Market VIP
Deutsche Small Mid Cap Growth VIP
Deutsche Small Mid Cap Value VIP
Deutsche Unconstrained Income VIP

INVESTORS CASH TRUST, and its series:
Central Cash Management Fund
Deutsche Variable NAV Money Fund
Treasury Portfolio

TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

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